                                                                   EXHIBIT 24.1
                               POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Tobin Armstrong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of June, 1997.


                                             /s/ TOBIN ARMSTRONG
                                                 Tobin Armstrong

                               POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Jack S. Blanton, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, STEPHEN SLACK, and THOMAS
E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of June, 1997.


                                             /s/ JACK S. BLANTON
                                                 Jack S. Blanton

                               POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I W. M. Brumley, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of June, 1997.


                                            /s/ W. M. BRUMLEY, JR.
                                                W. M. Brumley, Jr.

                               POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I John B. Carter, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of June, 1997.

                                            /s/ JOHN B. CARTER, JR.
                                                John B. Carter, Jr.

                               POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I William L. Fisher, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of June, 1997.


                                       /s/ WILLIAM L. FISHER
                                           William L. Fisher

                               POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I William E. Gipson, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of June, 1997.


                                            /s/ WILLIAM E. GIPSON
                                                William E. Gipson

                               POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Gerrit W. Gong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS
E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of June, 1997.

                                               /s/ GERRIT W. GONG
                                                   Gerrit W. Gong

                               POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I J. Stuart Hunt, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS
E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of June, 1997.


                                               /s/ J. STUART HUNT
                                                   J. Stuart Hunt

                               POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Frederick A. Klingenstein, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of June, 1997.


                                           /s/ FREDERICK A. KLINGENSTEIN
                                               Frederick A. Klingenstein

                               POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Nicholas R. Petry, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of June, 1997.


                                             /s/ NICHOLAS R. PETRY
                                                 Nicholas R. Petry

                               POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Jack A. Vickers, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of June, 1997.


                                              /s/ JACK A. VICKERS
                                                  Jack A. Vickers